UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 02, 2023

SELECT WATER SOLUTIONS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38066	81-4561945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1233 West Loop South Suite 1400
Houston, Texas		77027
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 713 235-9500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	WTTR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 2, 2023, Select Water Solutions, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2023. A copy of the Company’s press release covering such announcement and certain other matters is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

On August 2, 2023, the Company issued a press release announcing operating segment changes beginning in the second quarter of 2023. The press release references a presentation of supplemental unaudited historical financial information, including prior periods that have been recast to reflect the change in segmentation for the years ended December 31, 2018, 2019, 2020 and 2021, for each quarter of the year ended December 31, 2022, and for the first and second quarters ended March 31, 2023 and June 30, 2023, respectively. The Company did not operate under this new segment structure for any of these prior periods and will begin to report results under the new segment structure with its Quarterly Report on Form 10-Q for the three months ended June 30, 2023. A copy of the Company’s presentation covering the operating segment changes and certain other matters is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 2, 2023.
99.2	Resegmentation presentation dated August 2, 2023, including supplemental unaudited historical financial information recast under the new segment presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

THE INFORMATION FURNISHED UNDER ITEMS 2.02 AND 7.01 OF THIS CURRENT REPORT, INCLUDING EXHIBITS 99.1 AND 99.2 ATTACHED HERETO, SHALL NOT BE DEEMED “FILED” FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCH FILING.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Select Water Solutions, Inc

Date:	August 2, 2023	By:	/s/ Christina Ibrahim
Christina Ibrahim Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary